                                                                                                    Exhibit 10.5

SECOND AMENDMENT TO THE

US AIRWAYS FUNDED EXECUTIVE DEFINED CONTRIBUTION PLAN

     THIS SECOND AMENDMENT to the US AIRWAYS FUNDED EXECUTIVE DEFINED CONTRIBUTION PLAN (the "Plan"), is entered into as of the 20th of May, 2004, by US AIRWAYS, INC. (the "Company").

W I T N E S S E T H:

     WHEREAS, the Company established the Plan effective as of October 16, 2003, to provide supplemental retirement benefits for certain executive employees of the Company who were specified as Participants under Exhibit A to the Plan document; and

     WHEREAS, the Company now desires to add David N. Siegel as a participant in the Plan in accordance with the terms of his Supplemental Separation Agreement, dated May 20, 2004; and

     WHEREAS, Section 2.1 of the Plan provides that the Company (acting through the Human Resources Committee or other persons designated by the Human Resources Committee) may designate additional key management or highly compensated employees to become eligible for the Plan;

     NOW, THEREFORE, the Company does hereby amend the Plan as follows, effective as of May 20, 2004:

1.

     The last sentence of Section 2.1 of the Plan shall be deleted in its entirety and the following sentence shall be substituted in lieu thereof:

"Only individuals who are employees of the Company may participate in the Plan, except that former key employees may become participants in the Plan upon approval by the Board in the context of negotiating separation agreements."

2.

     As permitted under Section 2.1 of the Plan, Exhibit A to the Plan shall be deleted in its entirety and the following shall be substituted in lieu thereof:

EXHIBIT A

US AIRWAYS FUNDED EXECUTIVE DEFINED CONTRIBUTION PLAN

Name of Participants

With Prior SERPS                         Effective Date of Participation

N. Bruce Ashby                                  October 16, 2003

B. Ben Baldanza                                  October 16, 2003

Jerrold A. Glass                                  October 16, 2003

Neal S. Cohen                                     October 16, 2003

Alan W. Crellin                                   October 16, 2003

John Prestifilippo                               October 16, 2003

Elizabeth Lanier                                  October 16, 2003

David N. Siegel                                    October 16, 2003

Name of Participants

Who Do Not Have Prior SERPS          Effective Date of Participation

P. Douglas McKeen                                October 16, 2003

David Davis                                           October 16, 2003

Christopher Chiames                              October 16, 2003

Andrew P. Nocella                                  January 26, 2004

Eilif Serck-Hanssen                                 January 26, 2004

*****

3.

Except as specifically set forth above, the terms of the Plan shall remain in full force and effect as prior to this Second Amendment.

     IN WITNESS WHEREOF, the Company has caused this Second Amendment to the Plan to be executed by its duly authorized officer as of the date first above written.

                                                           US AIRWAYS, INC.

                                                           By: Jerrold A. Glass

                                                           Title: Senior Vice President - Employee Relations

ATLANTA:4646214.1